Exhibit 99.1

Paradium.AI Signs 10-Year Strategic Platform Agreement with Roundtable (Nasdaq: RTB)

Agreement Subject to Closing Conditions

New York, NY – September 17, 2026 – Paradium.AI, Inc. (“Paradium.AI” or “Paradium”) (NYSE American: PAAI), a technology leader in IP, data and commerce that builds and operates a unified, AI-powered ecosystem designed to empower creators, media entrepreneurs, publishers and brands—today provided an update regarding its signed strategic relationship with RTB Digital, Inc. (Nasdaq: RTB), which operates as Roundtable, following an announcement issued today by Roundtable.

Paradium.AI has entered into a strategic platform agreement with Roundtable (the “Platform Agreement”) agreeing to a strategic operating relationship between the companies. Separately, in a private transaction, Roundtable agreed to acquire a significant equity interest in Paradium.AI from Simplify Inventions, LLC, Paradium.AI’s largest shareholder.

The transactions remain subject to a number of conditions precedent, including funding requirements to be satisfied by Roundtable, to be satisfied prior to closing. The transaction is scheduled to close prior to the end of Q4 2026.

Strategic Operating Relationship

Under the Platform Agreement, Roundtable would provide certain technology, monetization and operating services supporting Paradium.AI’s portfolio of media brands. Paradium.AI would retain ownership of its brands, domains, intellectual property and audiences.

As part of the Strategic Operating Relationship:

●	Roundtable’s business model is to assume responsibility for a substantial amount of annual operating functions and costs, currently borne by Paradium.AI, including certain product, engineering, monetization and other functions;

●	Roundtable will receive a percentage of revenue related to Paradium.AI’s media brands, hosted Roundtable’s Platform;

●	Roundtable will receive a worldwide, perpetual license to certain Paradium.AI technology assets, while Paradium.AI retains ownership of the underlying intellectual property; and

●	In exchange for the license for Paradium.AI’s technology assets, Paradium.AI will receive shares of Roundtable common stock, subject to certain closing price conditions, including but not limited to Nasdaq minimum pricing requirements.

The term of the Platform Agreement is 10 years, subject to its terms and conditions.

Equity Transaction

In a separate private transaction, Roundtable has agreed to acquire Paradium.AI common stock from Simplify, PAAI’s largest shareholder, at a purchase price of $3.80 per share.

Following the transaction, Roundtable will own approximately 49.5% of Paradium.AI’s outstanding common stock, while Simplify will retain approximately 23.1% of Paradium.AI’s outstanding common stock.

The agreed equity transaction is a private transaction between Roundtable and Simplify and will not involve the issuance of new Paradium.AI shares or result in proceeds to Paradium.AI. Paradium.AI is not a party to the transaction.

Conditions and Timing

The agreements described above are not yet effective but are currently scheduled to close subject to satisfaction of those conditions in Q4 of 2026. There can be no assurance as to when the remaining conditions will be satisfied or the contemplated transactions will be completed.

Paradium.AI will provide additional information regarding the contemplated transactions as necessary and appropriate.

About Paradium.AI

Paradium.AI, Inc. (NYSE American: PAAI) is a technology leader in IP, data and commerce that builds and operates a unified, AI-powered ecosystem designed to empower creators, media entrepreneurs, publishers and brands to perform at the speed and scale of AI. Through our core technology platforms Encore, InfoSentience and Cutter Studios, we provide the tools, data and reach that enable businesses to serve and grow audiences and optimize for revenue success. Visit us at Paradium.AI to learn more.

Forward-Looking Statements

This Press Release of Paradium, AI, Inc. (the “Company,” “we,” “our,” and “us”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning the completion and timing of the contemplated strategic platform agreement and equity transactions, the satisfaction of conditions precedent including Roundtable’s funding requirements, the expected closing date, the anticipated assumption of operating costs by Roundtable, the expected revenue-sharing arrangement and its economic terms, the expected receipt of Roundtable common stock, the contemplated term of the Strategic Platform Agreement, and the expected ownership percentages following completion of the equity transaction, our business strategy, future revenues and income from continuing operations, anticipated yield growth and monetization improvements, cost reductions, debt refinancing efforts, market growth, capital requirements, product introductions and technological capabilities, additional expansion plans, our stock price relative to our peers and our share repurchase program (as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 16, 2026 (the “2025 Form 10-K”) and in our other SEC filings and publicly available documents). Other statements contained in this Press Release that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Press Release, including but not limited to our expectations regarding the completion of the contemplated strategic platform agreement and equity transactions on the terms described herein, the anticipated cost savings and revenue-sharing arrangement, and Roundtable’s ability to satisfy the applicable funding requirements and closing conditions, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, without limitation, the risk that one or more conditions to closing may not be satisfied or waived, including Roundtable’s obligation to satisfy certain funding requirements; the risk that the contemplated transactions may not close on the currently contemplated terms, timeline, or at all; the risk that Nasdaq minimum pricing requirements may not be met; risks related to the integration of operations under the strategic platform agreement; risks associated with Roundtable acquiring a significant equity interest in the Company; and the other risks and uncertainties described in Part I, Item 1A of the 2025 Form 10-K. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the SEC, including in Part I, Item 1A, Risk Factors, in the 2025 Form 10-K. The discussion in this Press Release should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2025 Form 10-K.

This Press Release and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Press Release except as may be required by law.

Media Contact

Morgan Fitzgerald

morgan.fitzgerald@paradium.ai

Investor Relations Contact

Rob Fink, FNK IR

paai@fnkir.com

646.809.4048